Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of B2Digital, Incorporated, (the "Company") on Form 10-KSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Russell, Chief Executive Officer and Marcia Pearlstein, Interim Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Russell
Robert Russell
Chief Executive Officer

/s/ Marcia Pearlstein
Marcia Pearlstein
Interim Chief Financial Officer

Dated: July 16 , 2007